Exhibit 99.2

Exhibit 99.2

Cautionary Notice Regarding Forward-Looking Statements

This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

These forward-looking statements are not historical facts, but only predictions by our company and/or our company’s management.

These statements generally can be identified by lead-in words such as “believe,” “expect” “anticipate,” “intend,” “plan,” “foresee” and other similar words. Similarly, statements that describe our company’s objectives, plans or goals are also forward-looking statements.

You are cautioned that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Among others, factors that could materially adversely affect actual results and performance include those risk factors that are listed in Sonic Automotive’s Form 10-K for the year ended December 31, 2008.

2

Fourth Quarter 2008 Earnings Review April 1, 2009

3

Sonic Automotive Q4 2008

Conference Call Topics

Quarterly Overview

Financial Review

Same Store and Operations Review Closing Comments

4

Quarter in Review

?Adapting to current conditions

Market Challenges

Aug Sep Oct Nov Dec Jan

SAAR 13.7 12.5 10.6 10.2 10.3 9.6

Manheim Index 110.7 110.8 104.2 98.3 98 101.7

Gas Prices $3.64 $3.64 $2.37 $1.77 $1.64 $1.87

Ensuring liquidity

Reduced Cap ex

Suspended dividend

Strategic cost reductions

Generate revenue

5

Financial Review

(amounts in millions, except per share data)

Three Months Ended Twelve Months Ended

12/31/2008 12/31/2007 Change 12/31/2008 12/31/2007 Change

Revenue $1,255.6 $1,740.3(27.9%) $6,034.8 $6,757.4(10.7%)

Gross Profit $211.7 $269.1(21.3%) $985.5 $1,066.1(7.6%)

Gross Margin 16.9% 15.5% 140 bps 16.3% 15.8% 50 bps

SG&A as % of Gross Profit* 90.3% 72.3% 17 pts 80.9% 74.0% 6.9 pts

Income from continuing operations*($4.8) $27.5(117.5%) $42.2 $99.8(57.7%)

Diluted EPS from continuing operations*($0.12) $0.64(118.8%) $1.05 $2.20(52.3%)

Diluted EPS from discontinued operations* $0.06($0.04)(250.0%)($0.02) $0.08(125.0%)

*Adjusted for impairment and other unusual charges—see appendix for reconciliation details

6

Financial Review

SG&A Expenses

Q4 2008 Q4 2007 FY 2008 FY 2007

Amount% of Amount% of Amount% of Amount% of

(Mils) Gross(Mils) Gross(Mils) Gross(Mils) Gross

As Reported $195.0 92.1% $194.8 72.4% $815.1 82.7% $790.2 74.1%

Lease Exit & Other Accruals $3.9 1.8% $0.3 0.1% $10.3 1.0% $1.0 0.1%

Hurricane/Hail Charges———8.0 0.8%—-

Total $3.9 1.8% $0.3 0.1% $18.3 1.8% $1.0 0.1%

Adjusted $191.1 90.3% $194.5 72.3% $796.8 80.9% $789.2 74.0%

7

Financial Review

Cost Reduction

What has been done:

$75million of structural cost reduction fully implemented and will be realized throughout 2009

Discontinued dividend and share buybacks

Capital expenditures limited to “must-implements”

IMPLEMENTED COST REDUCTIONS (Mils)

Fixed Compensation & overhead $26

Advertising 20

Field Restructuring 8

Other 21

FIXED COST SAVINGS $75

Variable Compensation & overhead 50

TOTAL COST SAVINGS $125

2008 SG&A BREAKDOWN

Other Fixed Costs 20%

Ad Spend 6%

Rent Expense & Related 21%

Other Variable 10%

Variable Comp 43%

8

Financial Review

Capital Spending (mils)

2007 2008 Projected 2009

Capital Spending

Facility Improvement $51.4 $59.3 $48.7

Real Estate 3.7 65.0 0.0

Maintenance Cap Ex 23.1 12.8 13.8

Total $78.2 $137.1 $62.5

Memo: Mortgage Funding $46.7 $69.9 $40.2

Financial Review

Financial Debt Covenants

Q1 2008 Q2 2008 Q3 2008 Q4 2008 Financial Covenants

Current Ratio 1.25 1.18 1.23 1.20 >=1.15

Fixed Charge Coverage 1.77 1.72 1.65 1.34 >=1.20

Debt to EBITDA 1.08 0.96 0.82 1.13 <=2.25

Financial Review

Debt Status

What are the issues?

1. Covenant risk in 2009 led to “going concern” opinion

2. Current credit market conditions preclude issuing new bonds to refinance debt obligations

3. Need to develop alternatives to address debt obligations

Same Store and Operations Review

Same Store Revenue – Q4 and YTD

	Q4:2008	Q4:2007	% DIFF	FY 2008	FY 2007	% DIFF
New Retail	$ 646.7	$ 996.7	(35.1%)	$ 3,085.7	$ 3,826.0	(19.3%)
Used Retail	270.4	316.6	(14.6%)	1,167.5	1,193.6	(2.2%)
F&I	30.5	44.4	(31.1%)	155.0	172.6	(10.2%)
Fixed Operations	236.1	248.2	(4.8%)	945.5	966.4	(2.2%)
Other	64.1	132.7	(51.7%)	394.8	549.3	(28.1%)
Total	**$ 1,247.9**	**$ 1,738.4**	**(28.2%)**	**$ 5,748.5**	**$ 6,707.9**	**(14.3%)**

(amounts in thousands)

Sonic Automotive

Take the High Road
YOUR PATH TO SUCCESS

12

Same Store and Operations Review

Fixed Operations Revenue – Q4

Customer Pay Total Q4

Luxury Imports +1.7%

Non Luxury Imports -2.3%

Detroit 3 -8.5%

Customer Pay progression*

Oct -1.1%

Nov +0.1%

Dec -5.0%

Q1 Projection Flat

(1.0%)

(4.0%)

(7.0%)

(10.0%)

(2.1%)

(5.6%)

(4.8%)

Customer Pay

Warranty

Total

Standard grids and

menus

*Adjusted for selling days

Same Store and Operations Review

Used Vehicle – Q4, preliminary Q1

Q4 Oct Nov Dec Prelim Q1:09

Retail Volume 13,753 4,186 4,459 5,108 15,073

YOY % better/—worse -8.5% -17.8% -7.5% 0.0% -4.5%

Retail GPU $1,351 $1,357 $1,204 $1,475 $1,763

YOY % better/—worse -23.4% -22.8% -30.0% -18.6% -4.2%

Wholesale Loss($2,548,557)($1,007,903)($846,263)($694,391)($145,141)

YOY % better/—worse -50.6% -84.3% -26.3% -46.1% 86.3%

Days Supply 32.5 27.2 22.3 25.0

% over 30 days old 37.3% 35.2% 23.2% 25.0%

Inventory clean up in the former Northwest Division

Same Store and Operations Review

Sonic vs. Local Market – Q4 / Jan-Feb 09

Oct Nov Dec Jan Feb

South East Texas Central California

Total Sonic*

398 (208) (286) 319 686

*	Bps difference between Sonic and the local market competition.

Same Store and Operations Review

Regional:

Region and Brand overview

Texas

29% of total new vehicle revenue

BMW, Chevrolet and Ford brands outpaced local market during the quarter

California

27% of total revenue

BMW and Mercedes outpaced local market during the quarter

Florida

7% of total revenues

Toyota and Mercedes outpaced local market during the quarter

Brand:

Cadillac remains difficult

Luxury import brands continue to do well:

New volume decline was 29.6% versus the national decline of 33.4%

CPO volume up 17.8%

Customer pay revenue up from last year

Non-Luxury import brand new vehicle volume continues to struggle

E Commerce

Thanks to all Associates!!

Summary

We focused on controlling what we can – our ability to execute our strategies

Ensure liquidity

Fixed Operations / Used Vehicle

Traffic management / e commerce

Inventory / Cost control

2009 Outlook

No changes in the overall economic climate until the end of the third quarter

Continued Challenging Economic and Capital Market Environments

Key Assumptions

9.2 -10.5m SAAR environment for the first half of the year

New margins difficult, used stable to improving

Parts and Service flat to up

We are building for the long-term

Non-GAAP Reconciliations

(amounts in thousands)	Three Months Ended 12/31/2008	Three Months Ended 12/31/2007	Twelve Months Ended 12/31/2008	Twelve Months Ended 12/31/2007
SG&A expenses as Reported	$ (195,014)	$ (194,834)	$ (815,083)	$ (790,221)
Adjustments:				
Hurricane and hail related expenses	-	-	8,000	-
Lease exit and other accruals	3,900	267	10,280	1,046
Total Adjustments	3,900	267	18,280	1,046
SG&A expenses as Adjusted	$ (191,114)	$ (194,567)	$ (796,803)	$ (789,175)
Impairment charges as Reported	$ (789,944)	$ (269)	$ (811,784)	$ (958)
Adjustments:				
Property impairment charges	3,481	269	16,421	958
Goodwill impairment charges	786,463	-	786,463	-
Franchise agreement and other asset impairment charges	-	-	8,900	-
Total Adjustments	789,944	269	811,784	958
Impairment charges as Adjusted	$ -	$ -	$ -	$ -
Operating income as Reported	$ (782,268)	$ 68,072	$ (673,008)	$ 252,329
Adjustments:				
Hurricane and hail related expenses	-	-	8,000	-
Lease exit and other accruals	3,900	267	10,280	1,046
Property impairment charges	3,481	269	16,421	958
Goodwill impairment charges	786,463	-	786,463	-
Franchise agreement and other asset impairment charges	-	-	8,900	-
Total Adjustments	793,844	536	830,064	2,004
Operating income as Adjusted	$ 11,576	$ 68,608	$ 157,056	$ 254,333
Income / (loss) from continuing operations before taxes as Reported	$ (806,071)	$ 44,186	$ (764,975)	$ 161,819
Adjustments:				
Hurricane and hail related expenses	-	-	8,000	-
Lease exit and other accruals	3,900	267	10,280	1,046
Property impairment charges	3,481	269	16,421	958
Goodwill impairment charges	786,463	-	786,463	-
Franchise agreement and other asset impairment charges	-	-	8,900	-
Total Adjustments	793,844	536	830,064	2,004
Income / (loss) from continuing operations before taxes as Adjusted	$ (12,227)	$ 44,722	$ 65,089	$ 163,823

Sonic Automotive
Take the High Road
YOUR PATH TO SUCCESS
18

Non-GAAP Reconciliations

(amounts in thousands)	Three Months Ended 12/31/2008	Three Months Ended 12/31/2007	Twelve Months Ended 12/31/2008	Twelve Months Ended 12/31/2007
Income taxes as Reported	$ 147,287	$ (17,379)	$ 130,848	$ (63,621)
Adjustments:				
Hurricane and hail related expenses	-	-	(3,048)	-
Lease exit and other accruals	(1,486)	(105)	(3,917)	(410)
Property impairment charges	(1,326)	(105)	(6,256)	(375)
Goodwill impairment charges	(239,787)	-	(239,787)	-
Franchise agreement and other asset impairment charges	-	-	(3,391)	-
Valuation allowance	102,708	366	102,708	366
Total Adjustments	(139,891)	156	(153,691)	(419)
Income taxes as Adjusted	$ 7,396	$ (17,223)	$ (22,843)	$ (64,040)
Income / (loss) from continuing operations as Reported	$ (658,784)	$ 26,807	$ (634,127)	$ 98,198
Adjustments:				
Hurricane and hail related expenses	-	-	4,952	-
Lease exit and other accruals	2,414	162	6,363	636
Property impairment charges	2,155	164	10,165	583
Goodwill impairment charges	546,676	-	546,676	-
Franchise agreement and other asset impairment charges	-	-	5,509	-
Valuation allowance	102,708	366	102,708	366
Total Adjustments	653,953	692	676,373	1,585
Income / (loss) from continuing operations as Adjusted	$ (4,831)	$ 27,499	$ 42,246	$ 99,783
Income / (loss) from operations and the sale of discontinued franchises as Reported	$ (22,148)	$ (3,087)	$ (55,954)	$ 809
Adjustments:				
Lease exit and other accruals	1,594	1,440	15,968	2,324
Property impairment charges	664	-	8,530	1,974
Goodwill impairment charges	10,862	-	10,862	-
Franchise agreement and other asset impairment charges	8,466	-	18,266	3,100
Favorable lease asset impairment charges	-	-	1,903	-
Total Adjustments	21,586	1,440	55,529	7,398
Income / (loss) from operations and the sale of discontinued franchises as Adjusted	$ (562)	$ (1,647)	$ (425)	$ 8,207

Sonic Automotive
Take the High Road
YOUR PATH TO SUCCESS
19

Non-GAAP Reconciliations

(amounts in thousands)	Three Months Ended 12/31/2008	Three Months Ended 12/31/2007	Twelve Months Ended 12/31/2008	Twelve Months Ended 12/31/2007
Discontinued Operations income tax benefit / (expense) as Reported	$ (4,665)	$ (684)	$ 4,154	$ (3,505)
Adjustments:				
Lease exit and other accruals	(559)	(564)	(5,605)	(911)
Property impairment charges	(233)	-	(2,994)	(774)
Goodwill impairment charges	(924)	-	(924)	-
Franchise agreement and other asset impairment charges	(2,972)	-	(6,411)	-
Favorable lease asset impairment charges	-	-	(668)	(1,214)
Valuation allowance	12,316	939	12,316	939
Total Adjustments	7,628	375	(4,286)	(1,960)
Discontinued Operations income tax benefit / (expense) as Adjusted	$ 2,963	$ (309)	$ (132)	$ (5,465)
Loss from discontinued operations as Reported	$ (26,813)	$ (3,771)	$ (51,800)	$ (2,696)
Adjustments:				
Lease exit and other accruals	1,035	876	10,363	1,413
Property impairment charges	431	-	5,536	1,200
Goodwill impairment charges	9,938	-	9,938	-
Franchise agreement and other asset impairment charges	5,494	-	11,855	3,100
Favorable lease asset impairment charges	-	-	1,235	(1,214)
Valuation allowance	12,316	939	12,316	939
Total Adjustments	29,214	1,815	51,243	5,438
Loss from discontinued operations as Adjusted	$ 2,401	$ (1,956)	$ (557)	$ 2,742
Net income / (loss) as Reported	$ (685,597)	$ 23,036	$ (685,927)	$ 95,502
Adjustments:				
Hurricane and hail related expenses	-	-	4,952	-
Lease exit and other accruals	3,449	1,038	16,726	2,049
Property impairment charges	2,586	164	15,701	1,783
Goodwill impairment charges	556,614	-	556,614	-
Franchise agreement and other asset impairment charges	5,494	-	17,364	1,886
Favorable lease asset impairment charges	-	-	1,235	-
Valuation allowance	115,024	1,305	115,024	1,305
Total Adjustments	683,167	2,507	727,616	7,023
Net income / (loss) as Adjusted	$ (2,430)	$ 25,543	$ 41,689	$ 102,525

Sonic Automotive

Take the High Road
YOUR PATH TO SUCCESS

20

Non-GAAP Reconciliations

(amounts in thousands)	Three Months Ended 12/31/2008	12/31/2007	Twelve Months Ended 12/31/2008	12/31/2007
Earnings / (loss) per share from continuing operations as Reported	$ (16.43)	$ 0.62	$ (15.71)	$ 2.17
Adjustments:				
Hurricane and hail related expenses	-	-	0.12	-
Lease exit and other accruals	0.06	-	0.16	0.01
Property impairment charges	0.05	0.01	0.25	0.01
Goodwill impairment charges	13.64	-	13.55	-
Franchise agreement and other asset impairment charges	-	-	0.13	-
Valuation allowance	2.56	0.01	2.55	0.01
Total Adjustments	16.31	0.02	16.76	0.03
Earnings / (loss) per share from continuing operations as Adjusted	$ (0.12)	$ 0.64	$ 1.05	$ 2.20
Earnings / (loss) per share from discontinued operations as Reported	$ (0.67)	$ (0.08)	$ (1.29)	$ (0.04)
Adjustments:				
Lease exit and other accruals	0.03	0.02	0.26	0.03
Property impairment charges	0.01	-	0.14	0.03
Goodwill impairment charges	0.25	-	0.25	-
Franchise agreement and other asset impairment charges	0.14	-	0.29	0.07
Favorable lease asset impairment charges	-	-	0.03	(0.03)
Valuation allowance	0.30	0.02	0.30	0.02
Total Adjustments	0.73	0.04	1.27	0.12
Earnings / (loss) per share from discontinued operations as Adjusted	$ 0.06	$ (0.04)	$ (0.02)	$ 0.08
Earnings / (loss) per share as Reported	$ (17.10)	$ 0.54	$ (17.00)	$ 2.13
Adjustments:				
Hurricane and hail related expenses	-	-	0.12	-
Lease exit and other accruals	0.09	0.02	0.42	0.04
Property impairment charges	0.06	0.01	0.39	0.04
Goodwill impairment charges	13.88	-	13.79	-
Franchise agreement and other asset impairment charges	0.14	-	0.43	0.07
Favorable lease asset impairment charges	-	-	0.03	(0.03)
Valuation allowance	2.87	0.03	2.85	0.03
Total Adjustments	17.04	0.06	18.03	0.15
Earnings / (loss) per share as Adjusted	$ (0.06)	$ 0.60	$ 1.03	$ 2.28

Sonic Automotive
Take the High Road
YOUR PATH TO SUCCESS
21